Thrivent Series Fund, Inc.

Supplement to Prospectus and Statement of Additional Information

dated April 30, 2013

with respect to

Thrivent Partner Technology Portfolio

The summary section of the prospectus of Thrivent Partner Technology Portfolio is amended. The following replaces the description under “Portfolio Manager(s)”:

GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry and Jeff Rabinowitz, CFA are portfolio managers to the Portfolio. Mr. Barry is a Managing Director, Chief Investment Officer, Growth Equity, Chief Investment Officer, Fundamental Equity and Senior Portfolio Manager at GSAM; he has been with GSAM since 1999 and has been a portfolio manager of this Portfolio since 2009. Mr. Rabinowitz is a Managing Director and Portfolio Manager. He has been with GSAM since 1999 and has been portfolio manager of this Portfolio since 2011.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Partner Technology Portfolio is deleted and replaced with the following.

GSAM uses its Growth Investment Team to manage the Portfolio. Steven M. Barry and Jeff Rabinowitz, CFA are portfolio managers to the Portfolio. Mr. Barry is a Managing Director, Chief Investment Officer, Growth Equity, Chief Investment Officer, Fundamental Equity and Senior Portfolio Manager at GSAM; he has been with GSAM since 1999 and has been a portfolio manager of this Portfolio since 2009. Mr. Rabinowitz is a Managing Director and Portfolio Manager. He has been with GSAM since 1999 and has been portfolio manager of this Portfolio since 2011.

The date of this Supplement is May 3, 2013

Please include this Supplement with your Prospectus.

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